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                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT
         Pursuant to Section 13 or 15(d) of the Securities Act of 1934


                                 August 7, 2003
                Date of Report (Date of earliest event reported)


                                  SYLVAN INC.

             (Exact name of registrant as specified in its charter)


                        Commission file number: 0-18967

            Nevada                                        25-1603408
 (State or other jurisdiction                          (I.R.S. Employer
        of incorporation)                             Identification No.)


    333 Main Street, P.O. Box 249
        Saxonburg, Pennsylvania                                     16056
 (Address of principal executive offices)                        (Zip Code)


       Registrant's telephone number, including area code: (724) 352-7520



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                                    FORM 8-K


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits. 99.1  Press Release of Sylvan Inc. dated August 7, 2003.


ITEM 12.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On August 7, 2003, Sylvan Inc. ("Sylvan") issued a press release announcing results for the quarter ended June 29, 2003. The press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

The information in this Form 8-K and the Exhibit attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, regardless of any general incorporation language in any such filing.


                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:    August 7, 2003                              SYLVAN INC.

                                                     By:  /s/ Fred Y. Bennitt
                                                         ----------------------
                                                     Fred Y. Bennitt
                                                     Secretary/Treasurer



                                  EXHIBIT INDEX

Exhibit No.                                Description
-----------                                -----------

Exhibit 99.1              Press release of Sylvan Inc. dated August 7, 2003